UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2007

THE TORO COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South
Bloomington, Minnesota	55420
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (952) 888-8801

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1  —  Registrant’s Business and Operations

Item 1.01       Entry into a Material Definitive Agreement.

On April 23, 2007, The Toro Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), with respect to the offer and sale of $125,000,000 aggregate principal amount of the Company’s 6.625% Notes due May 1, 2037 (the “Notes”), pursuant to a Registration Statement on Form S-3, File No. 333-142282, filed by the Company with the Securities and Exchange Commission on April 23, 2007.  The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification rights and obligations of the Company and the Underwriters and termination provisions.  Some of the Underwriters and/or their affiliates have provided and in the future may continue to provide investment banking, commercial banking and/or other financial services, including the provision of credit facilities, to the Company in the ordinary course of business for which they have received and will receive customary compensation.  Bank of America, N.A., an affiliate of Banc of America Securities LLC, is the administrative agent and a lender under the Company’s revolving credit facility and is a lender under another Company credit facility, and each of the other Underwriters (other than Piper Jaffray & Co.) and/or an affiliate of such Underwriter is a lender under the Company’s revolving credit facility.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Report, and is incorporated by reference herein.

The closing of the sale of the Notes occurred on April 26, 2007.  The Notes were sold to the public at an initial public offering price of 98.513% of the Notes’ principal amount of $125 million.  The net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses, will be approximately $122,047,500.

The Notes are governed by and were issued pursuant to an Indenture dated as of April 20, 2007 (the “Indenture”) between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by a First Supplemental Indenture between the Company and the Trustee dated as of April 26, 2007 (the “Supplemental Indenture”).  The Notes are represented by a global note, executed by the Company, dated April 26, 2007.  The Notes are unsubordinated and unsecured obligations of the Company ranking equally with all of the Company’s existing and future unsubordinated and unsecured obligations.  The Notes bear interest at an annual rate of 6.625%, payable by the Company on May 1 and November 1 of each year, beginning on November 1, 2007.  The Notes mature on May 1, 2037.  Upon 30 days’ notice to holders of the Notes, the Company may redeem the Notes for cash, in whole at any time or in part from time to time, prior to maturity, at redemption prices that include accrued and unpaid interest and a make-whole premium, as specified in the Supplemental Indenture.  The Indenture also contains customary event of default provisions.  In the event of the occurrence of both (i) a change of control of the Company and (ii) a downgrade of the Notes below an investment grade rating by both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services within a specified period, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the date of repurchase.  The terms of the Notes, the Indenture and the Supplemental Indenture are further described in the prospectus supplement of the Company dated April 23, 2007, together with the related prospectus dated April 23, 2007, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on April 24, 2007, which descriptions are incorporated by reference herein.  The Trustee or its affiliates have provided and may in the future provide commercial banking, brokerage or other services to the Company and its affiliates in the ordinary course of business for which they have received and will receive customary compensation. The Trustee also may serve as a trustee under other indentures entered into by the Company.

The forms of the Supplemental Indenture and the Note are filed as Exhibits 4.1 and 4.2, respectively, to this Report, and are incorporated by reference herein.

Section 2  —  Financial Information

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Section 1 – Registrant’s Business and Operations – Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by this reference.

Section 7  —  Regulation FD

Item 7.01       Regulation FD Disclosure

On April 24, 2007, the Company issued a press release announcing a public offering of $125 million aggregate principal amount of the Notes.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Section 9  —  Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

Exhibit 99.1 is furnished pursuant to Item 7.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.  The Company hereby files the following exhibits (other than Exhibit 99.1 below) to, and incorporates such exhibits (other than Exhibit 99.1 below) by reference in, the Registration Statement which was filed on April 23, 2007 and supplemented by the Prospectus Supplement filed with the Securities and Exchange Commission on April 24, 2007, or otherwise pursuant to requirements of Form 8-K.

(c)                      Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 23, 2007, between the Company and Banc of America Securities LLC, as representative of the several underwriters named therein.
4.1	First Supplemental Indenture, dated as of April 26, 2007, between the Company and The Bank of New York Trust Company, N.A.
4.2	Form of The Toro Company 6.625% Notes due May 1, 2037.
5.1	Opinion of Oppenheimer Wolff & Donnelly LLP
99.1	Press Release dated April 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: April 26, 2007	By	/s/ Stephen P. Wolfe
Stephen P. Wolfe
Vice President Finance and Chief Financial Officer
(duly authorized officer and principal financial officer)

THE TORO COMPANY

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 23, 2007, between the Company and Banc of America Securities LLC, as representative of the several underwriters named therein.

4.1	First Supplemental Indenture, dated as of April 26, 2007, between the Company and The Bank of New York Trust Company, N.A.

4.2	Form of The Toro Company 6.625% Notes due May 1, 2037.

5.1	Opinion of Oppenheimer Wolff & Donnelly LLP

99.1	Press Release dated April 24, 2007.